                        POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Andrew L. Gangolf, Emilie D. Wrapp and Domenick Pugliese,

and each of them, to act severally as attorneys-in-fact and

agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto,

on Form N-1A of Alliance Global Environment Fund, Inc. and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                         /S/ John D. Carifa
                                       ________________________
                                          John D. Carifa


Dated:  June 30, 1997










00250070.AU1

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Andrew L. Gangolf, Emilie D. Wrapp and Domenick Pugliese,

and each of them, to act severally as attorneys-in-fact and

agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto,

on Form N-1A of Alliance Global Environment Fund, Inc. and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                         /S/ David H. Dievler
                                       ________________________
                                          David H. Dievler


Dated:  June 30, 1997











00250070.AU1

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Andrew L. Gangolf, Emilie D. Wrapp and Domenick Pugliese,

and each of them, to act severally as attorneys-in-fact and

agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto,

on Form N-1A of Alliance Global Environment Fund, Inc. and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                         /S/ John H. Dobkin
                                       _______________________
                                          John H. Dobkin


Dated:  June 30, 1997











00250070.AU1

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Andrew L. Gangolf, Emilie D. Wrapp and Domenick Pugliese,

and each of them, to act severally as attorneys-in-fact and

agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto,

on Form N-1A of Alliance Global Environment Fund, Inc. and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                         /S/ W. H. Henderson
                                       ________________________
                                          W. H. Henderson


Dated:  June 30, 1997











00250070.AU1

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Andrew L. Gangolf, Emilie D. Wrapp and Domenick Pugliese,

and each of them, to act severally as attorneys-in-fact and

agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto,

on Form N-1A of Alliance Global Environment Fund, Inc. and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                         /S/ Stig Host
                                       _____________________
                                          Stig Host


Dated:  June 30, 1997











00250070.AU1

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Andrew L. Gangolf, Emilie D. Wrapp and Domenick Pugliese,

and each of them, to act severally as attorneys-in-fact and

agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto,

on Form N-1A of Alliance Global Environment Fund, Inc. and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                         /S/ Richard M. Lilly
                                       __________________________
                                          Richard M. Lilly


Dated:  June 30, 1997











00250070.AU1

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Andrew L. Gangolf, Emilie D. Wrapp and Domenick Pugliese,

and each of them, to act severally as attorneys-in-fact and

agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto,

on Form N-1A of Alliance Global Environment Fund, Inc. and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                         /S/ Alan Stoga
                                       _____________________
                                          Alan Stoga


Dated:  June 30, 1997











00250070.AU1